SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - May 5, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	23-2210237
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

___________________

Item 2. Acquisition or Disposition of Assets.

Effective April 30, 2004, Millennium Bank, a Pennsylvania chartered bank and trust company (“Millennium”), merged (the "Merger") with and into Harleysville National Bank and Trust Company (“HNB”) a wholly owned subsidiary of Harleysville National Corporation (“Registrant” or the "Company"). The Merger was consummated pursuant to Agreement and Plan of Merger dated October 15, 2003, by and among Harleysville National Corporation, Harleysville National Bank and Trust Company and Millennium Bank, as amended February 2, 2004. (the "Merger Agreement"). The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2 and 99 to this Form 8-K, respectively, and are incorporated herein by reference.

The Company's Registration Statement on Form S-4 (Registration No. 333-111709), sets forth certain information regarding the Merger, including certain information with respect to the assets involved in the Merger, the nature of any material relationship between Millennium and the Company or any officer or director of the Company, the nature of Millennium's business and the intended structure and operation of the combined Company created by the Merger.

Item 5. Other Events and Regulation FD Disclosure.

Upon the closing of the merger, the nine member Board of Directors of Registrant includes one new member, who served as a member of the Board of Directors of Millennium immediately prior to the closing of the merger. The one new member appointed to Registrant’s Board of Directors is Vincent P. Small, Jr.  In addition, Roger S. Hillas shall serve as a "Consulting Director" to the Company Board of Directors.  He shall serve in an advisory capacity to the Board for at least one year from April 30, 2004.

Pursuant to the Merger Agreement, David E. Sparks has been appointed Executive Vice President of the Company.

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Financial statements required by this item shall be filed no later than 60 days after the date that this report is required to be filed.

(b)  Pro Forma Financial Information

Financial statements required by this item shall be filed no later than 60 days after the date that this report is required to be filed.

The following exhibits are filed herewith:

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Table 1

EXHIBIT No.    DESCRIPTION OF EXHIBIT

(2)     Agreement and Plan of Merger dated October 15, 2003, by and among Harleysville National Corporation, Harleysville National Bank and Trust Company and Millennium Bank, as amended February 2, 2004. (Incorporated by reference to Appendix A to the proxy statement/prospectus on the Corporation’s Registration Statement No. 333-111709 Form S-4, originally filed on January 5, 2004.)

        99    Press release, dated as of May 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           Harleysville National Corporation

By: /s/ Michael B. High
Michael B. High, Executive Vice President, and Chief Financial Officer

Date: May 5, 2004

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EXHIBIT INDEX

Table 2

EXHIBIT No.     DESCRIPTION OF EXHIBIT

(2)     Agreement and Plan of Merger dated October 15, 2003, by and among Harleysville National Corporation, Harleysville National Bank and Trust Company and Millennium Bank, as amended February 2, 2004. (Incorporated by reference to Appendix A to the proxy statement/prospectus on the Corporation’s Registration Statement No. 333-111709 Form S-4, originally filed on January 5, 2004.)

        99    Press release, dated as of May 4, 2004.

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